SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of Earliest Event Reported): April 30, 2003


                               ACADIA REALTY TRUST
             (Exact name of registrant as specified in its charter)


          Maryland                  1-12002            23-2715194
      (State or other            (Commission        (I.R.S. Employer
jurisdiction of incorporation)    File Number)      Identification No.)



                            20 Soundview Marketplace
                         Port Washington, New York 11050
               (Address of principal executive offices) (Zip Code)


                                 (516) 767-8830
              (Registrant's telephone number, including area code)



          (Former name or former address, if changed since last report)





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ITEM 7. Financial Statements, Pro Forma Financial Information and Exhibits

(c) Exhibits


Exhibit Number                 Description
-------------------            --------------------------------
99.1                           Press release dated April 30, 2003


ITEM 9. Regulation FD Disclosure

On April 30, 2003, the Registrant, Acadia Realty Trust, announced its consolidated financial results for the quarter ended March 31, 2003. A copy of the Registrant's earnings press release is furnished as Exhibit 99.1 to this report on Form 8-K. The information contained in this report on Form 8-K, including Exhibit 99.1, is being furnished pursuant to Item 12 of Form 8-K under
Item 9 of Form 8-K as directed by the Securities and Exchange Commission in Release No. 34-47583. The information contained in this report on Form 8-K, including Exhibit 99.1, shall not be deemed "filed" with the Securities and Exchange Commission nor incorporated by reference in any registration statement filed by the Registrant under the Securities Act of 1933, as amended.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                        ACADIA REALTY TRUST
                            (Registrant)


Date: April 30, 2003    By: /s/ Michael Nelsen
                           -------------------
                           Name:  Michael Nelsen
                           Title: Sr. Vice President and Chief Financial Officer